UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 16, 2024

(Date of earliest event reported)

ALAUNOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2617 Bissonnet St
Suite 225
Houston, TX 77005

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported on July 16, 2024, on June 26, 2024, the Board of Directors of Alaunos Therapeutics, Inc. (the “Company”) approved the filing with the Secretary of State of the State of Delaware, to occur on July 16, 2024, of a Third Amended and Restated Certificate of Incorporation (the “Charter Amendment”) in order to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-10 (the “Reverse Split”) (the "Initial 8-K"). The information set forth in the Initial 8-K is incorporated herein by reference.

In Item 9.01 of the Initial 8-K, we provided the Charter Amendment without certain information as Exhibit 3.1. This Current Report on Form 8-K/A amends the Initial 8-K Exhibit 3.1.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2024, Alaunos Therapeutics, Inc. (the “Company”) filed a Third Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware in order to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-10 (the “Reverse Split”). The Charter Amendment does not affect the par value of the Company’s common stock.

The Charter Amendment provides that the Reverse Split will become effective on July 17, 2024 at 5:00 p.m. Eastern Time, at which time every 10 shares of the Company’s issued and outstanding common stock will automatically be combined and converted into 1 share of common stock. Beginning with the opening of trading on Thursday, July 18, 2024, the Company’s common stock will continue to trade on The Nasdaq Stock Market under the symbol “TCRT,” but will trade on a split-adjusted basis under a new CUSIP number, 98973P309.

The Charter Amendment effecting the Reverse Split was approved by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held on June 6, 2024. In connection with approving the Reverse Split, the Company’s stockholders granted authority to the Board of Directors of the Company (the “Board”) to determine in its sole discretion the exact ratio within the range of 1-for-5 to 1-for-15 at which to effectuate the Reverse Split. The Reverse Split was approved by the Board on June 26, 2023 and the ratio of 1-for-10 was also approved by the Board on June 26, 2024.

Equiniti Trust Company (“Equiniti”) is acting as the exchange agent for the Reverse Split. Equiniti will provide instructions to stockholders regarding the process for exchanging their pre-split shares for post-split shares.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Alaunos Therapeutics, Inc.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALAUNOS THERAPEUTICS, INC.

By:	/s/ Melinda Lackey
Melinda Lackey Legal & Administration

Date: July 16, 2024